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EXHIBIT 10.3

                                LETTER AGREEMENT

                                FEBRUARY 20, 2008

                                 BY AND BETWEEN

                    HOLLUND INDUSTRIAL ROBOTICS SYSTEMS INC.

                                       AND

                      AQUATIC CELLULOSE INTERNATIONAL CORP

Reference is herein made to the Tiger-Lynk Purchase and Sale Agreement, dated January 20, 2008, by and between Hollund Industrial Robotics Systems Inc., a Canadian corporation ("Buyer") and AQUATIC CELLULOSE LTD, a wholly owned subsidiary of AQUATIC CELLULOSE INTERNATIONAL CORP, a Nevada corporation ("Seller").

The parties hereby agree to amend the said Agreement by adjusting the section entitled Purchase Price under Article 1 as follows;

ARTICLE 1 - SUBJECT, PURCHASE PRICE AND CLOSING

SUBJECT ASSET - Upon the terms and subject to the conditions of this Agreement, Seller agrees to sell to Buyer and Buyer agrees to purchase from Seller all rights, title or interest in all patents, blueprints, drawings, documents or physical components, owned by Seller and without exception relating to the Tiger-Lynk underwater manipulator system ("Tiger-Lynk"), as hereby attached in Exhibit A ("TigeroLynk Assets").

(The following section will be removed)

PURCHASE PRICE - The purchase price is $500,000 U.S. Dollars, consisting of the following payments;

      a. $50,000 cash deposit which has already been paid by the Buyer to the Seller.

      b.    $50,000 cash payment that is due upon signing.

      c.    $400,000 in free trading common stock of Hollund Industrial, Inc.
            (HLLD). The exact number of shares shall be 3,076,923 which is based on a mutually agreed upon HLLD stock price of $.13 per share ($400,000/.13 = 3,076,923).

CLOSING - Upon mutual execution of this document via electronic counterparts with original copies to follow, Buyer shall complete the purchase in the following manner:

      a. Within 24 hours of the signing of this Agreement Buyer shall wire deposit the sum of $14,000 into the following bank account:

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                xxxxxxxxxxx
                xxxxxxxxxxxxxxxxxxxxxxx
                xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                xxxxxxxxxxxxxxxxxxxxx
                xxxxxxxxxxxxxx

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      b.    The balance due of $36,000 shall be paid within three weeks of the date of signing.

      c. Within 5 business days of the signing of this Agreement Buyer shall deposit the above HLLD shares into the following trading account:

                xxxxxxxxxxxxxxxxxxxxxxxxxxxx
                xxxxxxxxxxxxxxxxxxxxxxxxxxxx
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                xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                xxxxxxxxxxxxxxxxxxxxx

(Replaced with the following section)

PURCHASE PRICE - The purchase price is $314,000 U.S. Dollars, consisting of the following payments;

      a. $50,000 payment - This payment was already made by the Buyer, as agreed with the Seller, and was deducted from the $250,000 that was on deposit with the Seller, the balance of which funds were returned to Hollund Industrial Inc.

      b.    $14,000 cash payment paid by Buyer.

      c. $250,000 dollars in 10 payments of $25,000 installments paid on the 1st day of the month beginning with March 1, 2008 with the final payment made on December 1, 2008.

CLOSING - Upon mutual execution of this document via electronic counterparts with original copies to follow, Buyer shall complete the purchase in the following manner:

      a. On the first day of each payment month, as described above in section c., the Buyer shall make a wire transfer of $25,000 into the Sellers bank account. The account information as follows;

                xxxxxxxxxxxxxxxxx
                xxxxxxxxxxx
                xxxxxxxxxxxxxxxxxxxxxxxx
                xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                xxxxxxxxxxxxxxxxxxxxx

                xxxxxxxxxxxxxxx

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      b.    The Buyer shall have the right to prepay the entire balance owing at any time during the agreement.

(End of section)


It is understood that all other terms and conditions as per the original January 20, 2008 agreement shall remain in full force and effect.

IN WITNESS WHEREOF, THIS AGREEMENT SHALL BE EFFECTIVE AS OF FEBRUARY 20, 2008.


HOLLUND INDUSTRIAL                              AQUATIC CELLULOSE INTERNATIONAL
ROBOTICS SYSTEMS INC.                           CORPORATION

/s/ Lonnie Hayward                              /s/ Sheridan Westgarde
------------------------------                  ------------------------------
Lonnie Hayward, President                       Sheridan Westgarde, CEO


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